                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     United States Lime & Minerals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
[UNITED STATES LIME & MINERALS, INC. LETTERHEAD]


                                      April 15, 1998


Dear Shareholders:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders at 10:00 a.m. on Friday, May 15, 1998, at the Sheraton Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75251. Please refer to the back of this letter for directions. The Meeting will be preceded by an informal reception starting at 9:30 a.m., at which you will have an opportunity to meet the Directors and Officers of the Company.

         Enclosed with this letter is a Notice of the Annual Meeting, Proxy Statement, and Proxy Card. I urge you to complete, sign, date, and mail the enclosed Proxy Card at your earliest convenience. Regardless of the size of your holdings, it is important that your shares be represented. If you attend the Meeting, you may withdraw your Proxy and vote in person.

         I look forward to meeting and speaking with you at the Annual Meeting on May 15, 1998.

                                      Sincerely,

                                      /s/ TIMOTHY W. BYRNE

                                      Timothy W. Byrne
                                      President and Chief Executive Officer


Enclosures

             Directions to the 1998 Annual Meeting of Shareholders

                      UNITED STATES LIME & MINERALS, INC.

                      Friday, May 15, 1998, at 10:00 a.m.


                                     [Map]

                      UNITED STATES LIME & MINERALS, INC.
                                12221 Merit Drive
                                    Suite 500
                               Dallas, Texas 75251



                NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 15, 1998




To the Shareholders of
         United States Lime & Minerals, Inc.:

         Notice is hereby given that the 1998 Annual Meeting of Shareholders of United States Lime & Minerals, Inc., a Texas corporation (the "Company"), will be held on Friday, the 15th day of May, 1998, at 10:00 a.m., local time at the Sheraton Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75251 (the "Annual Meeting"), for the following purposes:

         1. To elect five directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified; and
         2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.


         Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice.


         The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of such shareholders will be available for inspection during usual business hours for ten days prior to the Annual Meeting at the office of the Company in Dallas, Texas.


         All shareholders are cordially invited to attend the Annual Meeting. SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY CARD AND TO RETURN IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. If a shareholder who has returned a Proxy Card attends the Annual Meeting in person, such shareholder may revoke the Proxy and vote in person on all matters submitted to the shareholders at the Annual Meeting.


                                 By the Order of the Board of Directors,



                                 Timothy W. Byrne,
                                 President, Chief Executive Officer & Secretary
Dallas, Texas
April 15, 1998

                       UNITED STATES LIME & MINERALS, INC.
                                12221 MERIT DRIVE
                                    SUITE 500
                               DALLAS, TEXAS 75251


                                 PROXY STATEMENT
                                     FOR THE
                       1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 1998


                                  INTRODUCTION


         The accompanying proxy (the "Proxy Card"), mailed together with this proxy statement (the "Proxy Statement"), is solicited by and on behalf of the Board of Directors of United States Lime & Minerals, Inc., a Texas corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice (the "Annual Meeting"). The approximate date on which this Proxy Statement and Proxy Card were first sent to shareholders of the Company is April 15, 1998.

         Shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), represented by valid Proxies in the form enclosed, duly signed, dated, and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. In the absence of directions to the contrary, such shares will be voted:

                  FOR the election of the five nominees named in the Proxy Card to the Board of Directors of the Company (the "Board of Directors" or the "Board").

         If any other matter is properly brought before the Annual Meeting for action at the Meeting, which is not currently anticipated, the Proxy holders will vote the Proxies in accordance with their best judgment in such matters.

         Any shareholder of the Company returning a Proxy Card has a right to revoke the Proxy at any time before it is exercised by giving written notice of such revocation to the Company addressed to Timothy W. Byrne, President, Chief Executive Officer and Secretary, United States Lime & Minerals, Inc., 12221 Merit Drive, Suite 500, Dallas, Texas 75251; however, no such revocation shall be effective until such notice of revocation has been received by the Company at or prior to the Annual Meeting.



                   VOTING SECURITIES AND PRINCIPAL SHAREHOLDER

         Only holders of record of Common Stock at the close of business on March 31, 1998, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. On the record date for the Annual Meeting, there were issued and outstanding 3,969,425 shares of Common Stock. At the Annual Meeting, each shareholder of record on March 31, 1998 will be entitled to one vote for each share of Common Stock registered in such shareholder's name on the record date.

         The following table sets forth, as of March 31, 1998, information with respect to the only shareholder known to the Company to be the beneficial owner of more than five percent of the issued and outstanding shares of Common Stock:



      Name and Address                                Number of Shares                    Percent
     of Beneficial Owner                             Beneficially Owned                  of Class
     -------------------                             ------------------                  --------

Inberdon Enterprises Ltd.                                 2,013,448                       50.72 %
1020-789 West Pender Street
Vancouver, British Columbia
Canada V6C 1H2 (1)


---------------------
(1) Inberdon Enterprises Ltd. ("Inberdon") is principally engaged in the acquisition and holding of securities of aggregate producing companies located in North America. All of the outstanding shares of Inberdon are held, indirectly through a number of private companies, by Mr. George M. Doumet.



                              ELECTION OF DIRECTORS

         Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company.

         Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. The Company's Restated Articles of Incorporation prohibit cumulative voting for the election of directors. All duly submitted and unrevoked Proxies will be voted FOR the nominees selected by the Board of Directors except where authorization so to vote is withheld. Abstentions and broker non-votes are not counted in the election of directors.

         The Board of Directors recommends that all shareholders vote FOR the election of all such nominees. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as Proxy holders will have full discretion to vote for another person.

         The Company has a standing Executive Committee, Audit Committee, and Compensation Committee, but does not have a standing nominating committee. During the fiscal year ended December 31, 1997, the Board of Directors held five meetings, and the Executive Committee held two meetings. The Audit Committee held two meetings, and the Compensation Committee held one meeting. During the fiscal year ended December 31, 1997, each director attended all meetings held by the Board of Directors and the committees of the Board on which he served.

         The five nominees for director are named below. Each has consented to serve as a director if elected. Set forth below is pertinent information with respect to each nominee:

    JOHN J. BROWN

          Mr. Brown, age 65, has served as a director of the Company since July 1993. Mr. Brown is the President of Pacific Opportunity Company, Ltd., a management consulting and merchant banking firm located in Vancouver, Canada. He is a director and officer of several natural resources firms, including Key West Energy Corporation. From 1990 to 1993, he served as a director and chief financial officer of BTS Byers Transportation Systems Inc., an `LTL' transportation firm in Western Canada. From 1984 to 1990, Mr. Brown was an investment advisor with a Canadian brokerage firm. Mr. Brown is a Chartered Accountant and was formerly a senior partner with the public auditing firm of Deloitte & Touche, Chartered Accountants, in Vancouver, Canada.

    TIMOTHY W. BYRNE

          Mr. Byrne, age 40, has served as a director of the Company since March 1991. Mr. Byrne also currently serves as President and Chief Executive Officer of the Company, as well as Chief Financial Officer and Secretary. From December 1993 to December 1997, he served as Senior Vice President - Finance and Administration and Chief Financial Officer. Mr. Byrne joined the Company in August 1990 as Manager of Finance. From 1985 through 1989, Mr. Byrne was a partner in a Washington, D.C. consulting and accounting firm.


    ANTOINE M. DOUMET

          Mr. Doumet, age 38, has served as a director of the Company since July 1993 in the capacity of Vice Chairman. He is a private businessman and investor. From 1989 to 1995, he served as a director of MELEC, a French electrical engineering and contracting company. From 1988 to 1992, Mr. Doumet served as vice president and a director of Lebanon Chemicals Company. Mr. Doumet is the brother of Mr. George M. Doumet, who indirectly owns all of the outstanding shares of Inberdon.


    WALLACE G. IRMSCHER

          Mr. Irmscher, age 75, has served as a director of the Company since July 1993. He was a senior executive with 44 years of diversified experience in the construction and construction materials industry. Since 1995, he has served as a director of N-Viro International Corporation, a company involved in the recycling of industrial waste. From 1993 to 1995, Mr. Irmscher was a director and officer of Newfoundland Resources & Mining Company Limited. In 1995, a petition was filed against this company, and it was adjudged bankrupt. Mr. Irmscher for the past five years has performed consulting services for various companies in the cement, construction, and environmental industries.


    EDWARD A. ODISHAW

          Mr. Odishaw, age 62, has served as a director and Chairman of the Board of the Company since July 1993. He has practiced law in Saskatchewan and British Columbia, Canada since 1964, with emphasis on commercial law, corporate mergers, acquisitions and finance. Mr. Odishaw has been a Barrister and Solicitor with the law firm of Boughton Peterson Yang Anderson, located in Vancouver, Canada, since February 1992. From 1972 to 1992, Mr. Odishaw was a Barrister and Solicitor with the law firm of Swinton & Company, Vancouver, Canada. Mr. Odishaw holds directorships in numerous companies in Canada. Mr. Odishaw is a member in good standing of the Law Society of British Columbia and the Canadian Bar Association and is a non-practicing member of the Law Society of Saskatchewan.


                               EXECUTIVE OFFICERS
                           WHO ARE NOT ALSO DIRECTORS

    JOHNNEY G. BOWERS

              Mr. Bowers, age 51, joined the Company in June 1997 and serves as Vice President - Manufacturing. He brings over 25 years of engineering and operating experience to the Company. From 1991 until he joined the Company, Mr. Bowers served as director of engineering with Chemical Lime Company. Prior to 1991, Mr. Bowers held various senior process engineering and project manager positions in the mining and processing industry.


    LARRY T. OHMS

              Mr. Ohms, age 36, joined the Company in July 1994 as Corporate Controller. From 1990 until that time, Mr. Ohms served as vice president of finance for My Alarm, Inc., a manufacturer and distributor of two-way voice, home security systems. Prior to 1990, Mr. Ohms held positions as plant controller for publicly traded companies, including Flowers Baking Company and Weyerhauser Company.

    SHAREHOLDINGS OF COMPANY DIRECTORS AND EXECUTIVE OFFICERS

         The table below sets forth the number of shares of Common Stock beneficially owned, as of March 31, 1998, by all directors and named executive officers of the Company individually and all directors and current executive officers as a group:




                                                     Common Stock Beneficially Owned (1)
                                            ------------------------------------------------
                          Name                  Number of Shares            Percent of Class
                  ----------------------    -------------------------    -------------------
                  John J. Brown                     -                                 -
                  Timothy W. Byrne                71,537   (2)(3)(4)                1.78%
                  Antoine M. Doumet                 -      (5)                        -
                  Wallace G. Irmscher              8,000                             (7)
                  Edward A. Odishaw               10,900                             (7)
                  Robert F. Kizer                 86,448   (6)                      2.16%

                  All Directors and
                  Current Executive Officers
                  as a Group (7 persons)          90,827   (2) (3) (4)              2.27%


------------------

(1) All shares are directly held with sole voting and dispositive power unless otherwise indicated.

(2) The named individual serves as one of three members of the Company's Employee Stock Ownership Plan ("ESOP") Administration Committee. The number of shares shown as beneficially owned by the named individual excludes shares that may be deemed to be beneficially owned by the ESOP Administration Committee, as to which the named individual disclaims beneficial ownership.

(3) Includes 6,537 and 390 shares allocated to Messrs. Byrne and Ohms, respectively, under the ESOP, as to which they have sole voting power but no dispositive power.

(4) Includes 40,000 shares subject to stock options exercisable within the next 60 days granted to Mr. Byrne under the Company's 1992 Stock Option Plan (the "1992 Plan").

(5) The named individual is the brother of Mr. George M. Doumet, who indirectly owns all of the outstanding shares of Inberdon.

(6) Mr. Kizer served as an executive officer until December 6, 1997, and as a director until March 6, 1998. Includes 1,086 shares allocated to Mr. Kizer under the ESOP, as to which he has sole voting power but no dispotive power. Also includes 40,000 shares subject to stock options exercisable within the next 60 days granted to Mr. Kizer under the 1992 Plan.

(7)  Less than 1%.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years earned by the current and former Chief Executive Officers. No other executive officers of the Company earned salary and bonus in 1997 that exceeded $100,000:



                                                                 LONG-TERM
                                       ANNUAL COMPENSATION     COMPENSATION              ALL OTHER COMPENSATION
                                       -------------------     ------------              ----------------------
                                                                SECURITIES
         NAME AND                                               UNDERLYING
    PRINCIPAL POSITION       YEAR      SALARY       BONUS       OPTIONS (#)         401(K)        ESOP          OTHER
-------------------------   -------   ---------   ---------   --------------       ---------    ---------    --------
                                                                    (3)               (4)          (5)           (6)
Timothy W. Byrne             1997      $169,130    $20,000 (1)       -              $3,373          $2,094          -
President, Chief             1996      $168,833    $12,000 (2)       -              $3,857          $1,572          -
Executive Officer and        1995      $157,500    $37,500 (2)     25,000           $3,080          $7,340          -
Chief Financial Officer

Robert F. Kizer (7)          1997      $212,500    $20,000 (1)       -              $3,830          $1,544     $270,000
Former President and         1996      $213,518        -             -              $3,167          $1,000          -
Chief Executive Officer      1995      $206,667    $75,000 (2)     40,000           $3,080          $7,141          -


--------------------
(1) Bonuses based on executive officer's achievement of defined goals accrued and paid in the year shown.

(2) Bonuses based on Company performance accrued in the year shown and paid in the following year.

(3)  Options granted pursuant to the 1992 Plan.

(4)  Company contribution to defined contribution plan.

(5) ESOP share allocation, valued at the year-end market price of the Common Stock.

(6) Termination payment accrued in 1997 and paid to Mr. Kizer in March 1998 pursuant to employment agreement

(7)  Mr. Kizer served as an executive officer until December 6, 1997.




       AGGREGATE OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

         The following table sets forth information with respect to stock options exercised by the named executive officers during 1997 and the number and value of unexercised options held by such executive officers at year end:



                                                               Number of Securities             Value of Unexercised
                                                              Underlying Unexercised            In-the-Money Options
                                                              Options at Year-End (#)              at Year-End ($)
                         Shares Acquired        Value     ------------------------------  -----------------------------
        Name            on Exercise (#)    Realized ($)   Exercisable      Unexercisable  Exercisable     Unexercisable
--------------------  ------------------  -------------   -----------      -------------  -----------     -------------
Timothy W. Byrne               -                 -             40,000             -          39,375                -
Robert F. Kizer (1)            -                 -             77,210             -          97,676                -


--------------------
(1) Mr. Kizer served as an executive officer until December 6, 1997. Mr. Kizer exercised options for 37,210 shares in March 1998.

                 EXECUTIVE EMPLOYMENT AND TERMINATION AGREEMENTS

         The Company has employment agreements with Messrs. Byrne and Bowers. Such employment agreements are designed to ensure that the Company will be able to attract, motivate, and retain highly qualified talent, which is critical to both the short- and long-term success of the Company.

         The agreements provide for an annual base salary to be reviewed annually. In addition to the base salary, the agreements provide for a bonus (to be determined by the Compensation Committee of the Board of Directors), use of a Company car, reimbursement of business expenses, and participation in the Company's 401(k) plan and ESOP. In case of termination of employment, including upon a change in control, Mr. Byrne would receive a severance payment equal to eighteen months' compensation, and the severance payment would be six months' compensation in the case of Mr. Bowers. Mr. Byrne's agreement contains certain post-termination covenants not to compete. Messrs. Byrne's and Bowers' agreements have no expiration date.

         In December 1997, the Company terminated Mr. Kizer's employment agreement. Mr. Kizer's employment agreement provided for a severance payment equal to one year's compensation and benefits. In February 1998, the Company and Mr. Kizer agreed to a Mutual Release Agreement, and, in March 1998, the Company paid Mr. Kizer an agreed-upon termination payment of $270,000. Mr. Kizer's employment agreement contained certain post-termination covenants not to compete.


                   COMPENSATION OF DIRECTORS AND OTHER MATTERS

         Directors who are not employees of the Company, other than the Chairman of the Board of Directors, are paid an annual retainer of $11,000 plus $600 per day on Company business. The Chairman of the Board is paid an annual retainer of $40,000 plus $800 per day on Company business.

         The Company had entered into a consulting agreement with Mr. Irmscher for $2,000 per month, commencing April 1996. Pursuant to the agreement, Mr. Irmscher aided the Company in pursuing acquisitions and expansion opportunities. The agreement was not renewed in April 1998.

                      REPORT OF THE COMPENSATION COMMITTEE


TO:      The Shareholders of United States Lime & Minerals, Inc.

         As members of the Compensation Committee of the Board of Directors (the "Committee"), we have the responsibility for administering the executive compensation program of the Company. The Compensation Committee reviews and makes recommendations to the full Board of Directors regarding the base salaries and annual incentive compensation for executive officers and administers the Company's 1992 Stock Option Plan. The Compensation Committee is composed of Messrs. Odishaw, Doumet, and, since May 1997, Irmscher.


COMPENSATION POLICIES

         The principal executive compensation policy of the Company, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate, and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and its shareholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines which are supported by the full Board:

         Base salaries for executive officers should be competitive. A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of the shareholders of the Company. This variable part of annual compensation should reflect both individual and corporate performance. As a person's level of responsibility increases, a greater portion of total compensation should be at risk, and the mix of total compensation should be weighted more heavily in favor of stock-based compensation. Stock options provide executives long-term incentive and help align the interests of executives and shareholders in the enhancement of shareholder value.

         As discussed elsewhere in this Proxy Statement, the Company has entered into employment agreements with Messrs. Byrne and Bowers. These agreements provide for an annual base salary, bonus, the use of a Company car, reimbursement of business expenses, participation in the 401(k) plan and ESOP, and severance arrangements. The Committee has determined that such agreements are appropriate means to achieve the Company's overall compensation policies.


1997 COMPENSATION

         The Company's executive compensation packages have three separate elements, consisting of base salary, annual incentive compensation, and long-term incentive compensation. The compensation packages of Mr. Byrne and the other executive officers are designed to be competitive within the industry and to provide incentives for both short- and long-term performance in line with the financial interests of the shareholders.

BASE SALARIES. The Committee determined levels of the executive officers' base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable size non-durable manufacturing companies. The amount of each executive's annual increase in base salary, if any, will be based on a number of largely subjective factors, including the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual's overall mix between fixed and variable compensation and between cash and stock-based compensation. In November 1997, Messrs. Byrne and Kizer received salary increases of 9.1% and 7.1%, respectively; they had not received salary increases since November 1995.

ANNUAL INCENTIVE COMPENSATION. Each of the Company's executive officers is eligible to receive annual cash bonus awards based on determinations made by the Committee. The Company has not adopted a formal annual bonus plan. Rather, the determination to pay a cash bonus, if any, is based on the Committee's subjective judgment with respect to the past performance of the individual, or on the individual's attainment of objective performance goals set by the Committee. In either such case, the bonus may be based on the specific accomplishments of the individual, or on the overall success of the Company. In November 1997, the Committee awarded special bonuses to Messrs. Byrne and Kizer of $20,000 each based on the achievement of certain performance goals related to the sale of substantially all of Corson Lime Company's assets; in the view of the Committee, such bonus awards were an appropriate means to reward the named executive officers for their performance. No bonuses were awarded for the Company's 1997 operating results.

LONG-TERM INCENTIVE COMPENSATION. The Committee also administers the Company's 1992 Stock Option Plan to provide long-term incentives to the Company's key employees, including executive officers. Grants are based on each individual's position within the Company, level of responsibility, past performance, and expectation of future performance. No options were granted in 1997. At the end of 1997, Mr. Byrne held options to purchase 40,000 shares of Common Stock and Mr. Kizer held options to purchase 77,210 shares of Common Stock.

         The Committee has not formally considered or adopted a policy with regard to qualifying bonus awards and future stock option grants for tax deductibility under Internal Revenue Code Section 162(m), which generally limits the corporate tax deduction for compensation paid to certain named executive officers to $1 million per year. The Committee has not yet seen the need to address this issue, since current Company cash compensation is well below the level at which this new tax limitation would apply, and the Company's stock option grants made to date are not subject to the limitation.

         This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed to be filed under such Acts.

                                              COMPENSATION COMMITTEE



                                              Edward A. Odishaw
                                              Antoine M. Doumet
                                              Wallace G. Irmscher

                                PERFORMANCE GRAPH


         The graph below compares the cumulative five-year total shareholders' return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Index and a group of peer issuers selected on a line-of-business basis, consisting of Dravo Corporation and A.P. Green Industries, Inc. The graph assumes that the value of the investment in the Common Stock and each index was $100 on December 31, 1992, and that all dividends have been reinvested.


          Comparison of Cumulative Five-Year Total Shareholders' Return


                                    [Chart]




-------------------------------------------------------------------------------------------------------------------
         DECEMBER 31,          1992           1993            1994           1995           1996            1997
-------------------------------------------------------------------------------------------------------------------
         COMPANY             $100.00         $133.33        $160.00         $235.83        $238.23        $203.44
         NASDAQ              $100.00         $119.95        $125.94         $163.35        $202.99        $248.30
         PEER GROUP          $100.00         $136.61        $144.28         $149.44        $168.34        $151.27
-------------------------------------------------------------------------------------------------------------------



                              INDEPENDENT AUDITORS

         The firm of Ernst & Young LLP (a limited liability partnership) audited the financial statements of the Company for the fiscal year ended December 31, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will be given the opportunity to make a statement at the Meeting if they so desire.

         The Audit Committee of the Board of Directors is currently composed of Messrs. Brown and Irmscher. The Audit Committee recommends the appointment of the independent auditors to audit the Company's financial statements, meets with the independent auditors and reviews the scope and results of their audit, and reviews the fees charged by the independent auditors.

         Ratification of independent auditors by the shareholders is not required by Texas law or the Restated Articles of Incorporation or Bylaws of the Company.

                                  OTHER MATTERS

         The Board of Directors does not intend to present any other matters at the Annual Meeting and knows of no other matters that will be presented. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy Card intend to vote thereon in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its office in Dallas, Texas addressed to Timothy W. Byrne, President, Chief Executive Officer and Secretary of the Company, not later than December 16, 1998.

         The costs of solicitation of Proxies will be borne by the Company. Solicitation may be made by mail, personal interview, telephone, and/or telegraph by officers and regular employees of the Company who will receive no additional compensation therefor. The Company may specifically engage a firm to aid in the solicitation of Proxies, for which services the Company would anticipate paying a standard reasonable fee plus out-of-pocket expenses. The Company will bear the reasonable expenses incurred by banks, brokerage firms, and other custodians, nominees, and fiduciaries in forwarding proxy materials to beneficial owners.


                                      UNITED STATES LIME & MINERALS, INC.




                                      TIMOTHY W. BYRNE,
Dallas, Texas                          President, Chief Executive Officer
April 15, 1998                           and Secretary

PROXY

                       UNITED STATES LIME & MINERALS, INC.

              Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edward A. Odishaw and Timothy W. Byrne, and either of them, Proxies, with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of UNITED STATES LIME & MINERALS, INC. standing in the name of the undersigned on March 31, 1998, at the Annual Meeting of Shareholders to be held on May 15, 1998, at the Sheraton Park Central Hotel, 12720 Merit Drive, Dallas, Texas 75251, and at any adjournment thereof and especially to vote on the item of business specified below, as more fully described in the Notice of the Meeting dated April 15, 1998, and the Proxy Statement accompanying the same, the receipt of which is hereby acknowledged.

                                      (change of address)

                                 -----------------------------------------------
1. Election of Directors,
   Nominees:                     -----------------------------------------------

   John J. Brown, Timothy W.     -----------------------------------------------
   Byrne, Antoine M. Doumet,
   Wallace G. Irmscher, and      -----------------------------------------------
   Edward A. Odishaw.            (If you have written in the above space, please
                                 mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choice by marking the           -------------
appropriate box, SEE REVERSE SIDE, but you need not mark            SEE REVERSE
any box if you wish to vote in accordance with the Board                SIDE
of Directors' recommendations.  The Proxies cannot vote            -------------
your shares unless you sign, date and return this Card.





4064 -- United States Lime & Minerals, Inc.

                      UNITED STATES LIME & MINERALS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

1. Election of Directors --         For      Withhold       For All
                                    All        All          Except

                                    [ ]        [ ]           [ ]

For, except vote witheld from the following nominee(s):


-------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the Meeting or any adjournment thereof.

Attend Meeting           [ ]


Change of Address        [ ]


                                     Dated: ________________________, 1998


                                     Signature(s)________________________

                                     ____________________________________
                                     NOTE: Please sign exactly as name
                                     appears hereon. Joint Owner should
                                     When signing as an attorney, executor,
                                     administrator, trustee or guardian,
                                     please give full title as such.





                               FOLD & DETACH HERE


                            YOUR VOTE IS IMPORTANT!

                PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.





4064 -- United States Lime & Mineral, Inc.